UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-04612

Name of Fund:  BlackRock EuroFund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock EuroFund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 10/31/06

Item 1 -    Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock EuroFund


ANNUAL REPORT    OCTOBER 31, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus.
Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


BlackRock EuroFund
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock EuroFund


Proxy Results


During the six-month period ended October 31, 2006, BlackRock EuroFund's shareholders voted on the following proposals. On July 31, 2006, a special shareholders' meeting was adjourned with respect to Proposals 1 and 3 until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:


                                                                 Shares Voted     Shares Voted     Shares Voted
                                                                     For            Against          Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                       21,371,372        802,310          586,868

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                       21,292,467        843,270          624,813


Important Tax Information


The following information is provided with respect to the ordinary income distribution paid by BlackRock EuroFund to shareholders of record on December 13, 2005:

Qualified Dividend Income for Individuals                           100%*
Foreign Source Income                                             95.78%*
Foreign Taxes Paid Per Share                                     $.043693

 * Expressed as a percentage of the cash distribution grossed-up for foreign taxes. The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.


The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid are included in taxable income and may be either deducted from gross income or taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



A Letter to Shareholders


Dear Shareholder

Ten months into 2006, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and fall. For the six- and 12-month periods ended October 31, 2006, most major market indexes managed to post positive returns:


Total Returns as of October 31, 2006                                   6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +6.11%         +16.34%
Small cap U.S. equities (Russell 2000 Index)                            +0.90          +19.98
International equities (MSCI Europe, Australasia, Far East Index)       +3.77          +27.52
Fixed income (Lehman Brothers Aggregate Bond Index)                     +4.60          + 5.19
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +4.12          + 5.75
High yield bonds (Credit Suisse High Yield Index)                       +4.66          +10.29


The Federal Reserve Board (the Fed), after raising the target short-term interest rate 17 times between June 2004 and June 2006, finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through the September and October Fed meetings. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in recent months. At the time of this writing, the price of oil had settled into the $60-per-barrel range after reaching nearly $78 per barrel earlier in the year.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve in late June as the economy showed signs of weakening and inflation pressures subsided. Notably, the Treasury curve has inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of October, the one-month Treasury bill offered the highest yield on the curve at 5.18%, while the 30-year Treasury bond had a yield of 4.72%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed both the benchmark MSCI Europe Index and its comparable Lipper category average for the fiscal year, benefiting most from favorable sector allocation and stock selection, along with sustained global economic activity.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2006, BlackRock EuroFund's (formerly Merrill Lynch EuroFund) Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns (in U.S. dollar terms) of +34.03%, +33.64%, +32.63%, +32.57% and +33.36%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) During the same period, the benchmark Morgan Stanley Capital International (MSCI) Europe Index returned +31.69% (net return in U.S. dollar terms), and the Fund's comparable Lipper category of European Region Funds posted an average return of +32.13%. (Funds in this Lipper category invest in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.)

The fiscal year was marked by substantial volatility across global equity markets, as geopolitical upheavals unsettled investors, causing a substantial rise in the price of crude oil, gold and other commodities. Nonetheless, European stock markets continued to deliver above-average returns as a robust macroeconomic climate and consistent corporate earnings power provided support for higher valuations. Among the key influences were a record pace of global merger-and-acquisition volume; improving European consumer sentiment, which amplified healthy measures of business confidence; and stronger company fundamentals. Notably, companies' operating margins are at 25-year highs, aided by tight cost control and strong operating leverage.

While input costs increased amid elevated oil and other commodity prices, this was more than offset by modest increases in labor costs. Wage settlements generally remained at or below the level of inflation, partly due to the high unemployment levels across much of mainland Europe and partly because of the increasing mobility of workers from the new European Union (EU) states.

European corporate earnings climbed steadily throughout the year, corresponding to solid growth in world trade, which has been buoyed in part by the vigorous growth in Asian economies and robust consumption trends in developed countries. As has been the trend for several years, European businesses continued to consolidate and streamline their organizations primarily through cost-cutting and productivity enhancement initiatives. In an environment of low bond yields, favorable financing conditions have enabled many companies to releverage their balance sheets, and the market has rewarded companies that have returned cash to shareholders by paying out increased dividends and/or buying back their own shares. The resulting improvement in corporate profitability was the key driver of the MSCI Europe Index's strong advance during the annual period.

Interest rates have slowly begun to rise in Western Europe in response to the healthier performance of the main European economies and a modest rise in consumer price inflation. During the annual period, the European Central Bank
(ECB) tightened monetary policy, increasing its benchmark interest rate to 3.25%, and indications are that further rate increases may be necessary.


What factors most influenced Fund performance during the period?

The Fund outpaced the return of its benchmark for the 12-month period, with the strong performance driven by both favorable sector allocation and successful stock selection. The Fund benefited from an overweight stance in the financials sector, which remained a key area of performance generation over the period. In particular, the portfolio benefited from successful stock selection among banks, where a combination of low interest rates, solid volume increases and limited credit stress enabled strong earnings growth that was generally ahead of expectations. The Fund's holdings in Italian and French banks were among the best performers, led by Capitalia SpA (+77%), UniCredito Italiano SpA (+56%), Credit Agricole SA (+53%) and BNP Paribas (+54%). The Fund also benefited from holdings within diversified financials, particularly Dutch bank/insurer ING Groep NV CVA (+61%) and Swedish holding company Investor AB (+59%).

An overweight exposure to utilities also was additive to the Fund's relative results. Holdings in Finish electricity generator Fortum Oyj (+67%) and German utility RWE AG (+61%) were most prominent, as both have been well placed to benefit from a rise in wholesale electricity prices across much of Europe. Other strong-performing stocks were more cyclical in nature and included German construction group Hochtief AG (+68%), U.K. defense contractor BAA Plc (+64%) and steel company ThyssenKrupp AG (+36%).



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



For the majority of the annual period, we underweighted the more defensive sectors (such as telecommunications, pharmaceuticals and food, beverage & tobacco), which underperformed the market. The Fund's underweight exposure to the strong-performing materials sector (+53%) and its overweight position in energy (+15%) detracted slightly from overall performance.

At the stock level, the main detractors were: French car manufacturer Peugeot SA, which fell 2% after the company announced a series of profit warnings and reduced full-year guidance; large integrated oil majors Total SA (+15%) and ENI SpA (+20%), which underperformed, especially in the latter part of the period when oil prices sharply declined; and Belgian telecommunications company Belgacom SA (-10%), German utility E.ON AG (+22%) and Swedish bank Svenska Handelsbanken (-11%).


What changes were made to the portfolio during the period?

Our main transactions were the result of bottom-up stock picking, based on our evaluation of companies' individual appreciation prospects. During the period, the Fund increased its exposure to the materials sector with the purchase of German chemical companies BASF AG and Bayer AG. In the case of Bayer, the company has transformed itself to a more healthcare-based company via its acquisition of Schering, but in our view, this has yet to be reflected in the company's valuation. The Fund also added to its telecommunications holdings through the purchase of Italian and Swedish telecom companies, Telecom Italia SpA and TeliaSonera AB, and increased its automobiles exposure with the purchase of French and German car manufacturers, Renault SA and Bayerische Motoren Werke AG (BMW).

These additions were funded by reducing the Fund's holdings in food retailers, such as Dutch retailer Ahold, U.K. food and drug retailer Boots Group Plc, and French hypermarket Carrefour SA. We also trimmed the Fund's exposure to the energy sector through the sale of Spanish oil company Repsol YPF, as well as to banks with the sale of Royal Bank of Scotland Group Plc.


How would you characterize the Fund's position at the close of the period?

The Fund ended the period overweight relative to the MSCI Europe Index in financials, with a concentration in banks, diversified financials and insurance. In our view, the European financial sector is well diversified, currently trades at an appealing valuation and offers an attractive yield. Other key overweight sector positions included energy and capital goods. The Fund ended the fiscal year with underweight positions in media and technology, as well as in defensive sectors, including pharmaceuticals and food, beverage and tobacco.

At the country level, the Fund's largest overweight at period-end was in Germany, where we are increasingly optimistic about the prospects for restructuring and reform at the individual company level. In order to compete on a global scale, many companies are undergoing widespread corporate change and taking action in terms of restructuring and cost-cutting. Insurer Allianz AG, chemical companies BASF and Bayer, utility RWE AG, and logistic group Deutsche Post AG are among our most promising holdings here.

Recent surveys show that both business and consumer confidence are at high levels in Europe, signaling that economic growth is accelerating significantly. Growth is not being driven simply by strong export demand, as was the case in prior years. Following many years of weakness, there are signs that domestic demand is now picking up in the laggard countries, such as Germany and Italy; meanwhile, growth rates in periphery countries, such as Denmark, Greece, Ireland, Norway, Spain and Sweden, remain buoyant. Moreover, the operating performance of European-listed companies remains highly satisfactory as a result of strenuous cost control and restructuring efforts, providing a very favorable backdrop for sustained corporate profits. The flip-side of the coin is that most observers expect the ECB to raise interest rates further in the coming months to counter inflationary pressures from input prices and wages.
In the absence of an external shock, however, we believe European equities should maintain their upward trajectory, and we will continue our strategy of investing in low-valuation shares.


James Macmillan
Vice President and Portfolio Manager


November 15, 2006


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                    6-Month          12-Month         10-Year
As of October 31, 2006                            Total Return     Total Return     Total Return
Institutional Shares*                                +6.38%           +34.03%         +241.23%
Investor A Shares*                                   +6.22            +33.64          +232.83
Investor B Shares*                                   +5.83            +32.63          +212.77
Investor C Shares*                                   +5.84            +32.57          +207.63
Class R Shares*                                      +6.13            +33.36          +228.74
MSCI Europe Index**                                  +7.46            +31.69          +171.21

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006


Performance Data (continued)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in Morgan Stanley Capital International Europe Index++++. Values illustrated are as follows:

Institutional Shares*++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $13,213.00
October 1998                                   $15,028.00
October 1999                                   $18,521.00
October 2000                                   $18,803.00
October 2001                                   $16,368.00
October 2002                                   $14,948.00
October 2003                                   $18,322.00
October 2004                                   $21,850.00
October 2005                                   $25,459.00
October 2006                                   $34,123.00


Investor A Shares*++

Date                                             Value

October 1996                                   $ 9,475.00
October 1997                                   $12,492.00
October 1998                                   $14,177.00
October 1999                                   $17,421.00
October 2000                                   $17,651.00
October 2001                                   $15,324.00
October 2002                                   $13,955.00
October 2003                                   $17,066.00
October 2004                                   $20,306.00
October 2005                                   $23,596.00
October 2006                                   $31,535.00


Investor B Shares*++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $13,084.00
October 1998                                   $14,729.00
October 1999                                   $17,963.00
October 2000                                   $18,049.00
October 2001                                   $15,545.00
October 2002                                   $14,066.00
October 2003                                   $17,047.00
October 2004                                   $20,140.00
October 2005                                   $23,403.00
October 2006                                   $31,277.00


Investor C Shares*++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $13,081.00
October 1998                                   $14,724.00
October 1999                                   $17,959.00
October 2000                                   $18,047.00
October 2001                                   $15,541.00
October 2002                                   $14,051.00
October 2003                                   $17,043.00
October 2004                                   $20,121.00
October 2005                                   $23,205.00
October 2006                                   $30,763.00


Class R Shares*++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $13,148.00
October 1998                                   $14,879.00
October 1999                                   $18,247.00
October 2000                                   $18,432.00
October 2001                                   $15,965.00
October 2002                                   $14,508.00
October 2003                                   $17,824.00
October 2004                                   $21,249.00
October 2005                                   $24,650.00
October 2006                                   $32,874.00


Morgan Stanley Capital International Europe Index++++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $12,598.00
October 1998                                   $15,504.00
October 1999                                   $17,444.00
October 2000                                   $17,609.00
October 2001                                   $13,586.00
October 2002                                   $11,700.00
October 2003                                   $14,527.00
October 2004                                   $17,708.00
October 2005                                   $20,594.00
October 2006                                   $27,121.00

   * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

  ++ The Fund invests primarily in equities of corporations domiciled in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stock.

++++ This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.

     Past performance is not indicative of future results.



Average Annual Total Return



Institutional Shares                                      Return

One Year Ended 10/31/06                                   +34.03%
Five Years Ended 10/31/06                                 +15.83
Ten Years Ended 10/31/06                                  +13.06



                                     Return Without    Return With
                                      Sales Charge    Sales Charge*
Investor A Shares

One Year Ended 10/31/06                   +33.64%         +26.63%
Five Years Ended 10/31/06                 +15.53          +14.29
Ten Years Ended 10/31/06                  +12.78          +12.17



                                         Return           Return
                                      Without CDSC   With CDSC++++++
Investor B Shares++

One Year Ended 10/31/06                   +32.63%         +28.13%
Five Years Ended 10/31/06                 +14.65          +14.42
Ten Years Ended 10/31/06                  +12.08          +12.08



                                         Return           Return
                                      Without CDSC   With CDSC++++++
Investor C Shares++++

One Year Ended 10/31/06                   +32.57%         +31.57%
Five Years Ended 10/31/06                 +14.63          +14.63
Ten Years Ended 10/31/06                  +11.89          +11.89



Class R Shares                                            Return

One Year Ended 10/31/06                                   +33.36%
Five Years Ended 10/31/06                                 +15.54
Ten Years Ended 10/31/06                                  +12.64

     * Assuming maximum sales charge of 5.25%.

    ++ Maximum contingent deferred sales charge is 4.5% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Performance Data (concluded)


MSCI Country index Performance


Total Return for the
12-Month Period Ended
October 31, 2006
In U.S. dollars*


Country                                Total Return

Ireland                                    43.4%
Spain                                      41.9
Sweden                                     38.1
Netherlands                                36.0
Denmark                                    35.9
Germany                                    34.6
Italy                                      31.7
France                                     31.5
Finland                                    31.4
Norway                                     29.2
United Kingdom                             28.5
Switzerland                                28.2


 * For the 12-month period ended October 31, 2006, total investment return for the MSCI Europe Index was +31.69%.

   Past performance is not indicative of future results.

   Source: MSCI Europe Index.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2006 and held through October 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value       May 1, 2006
                                                                May 1,          October 31,       to October 31,
                                                                 2006               2006               2006

Actual
Institutional                                                   $1,000           $ 1,063.80           $ 5.15
Investor A                                                      $1,000           $ 1,062.20           $ 6.46
Investor B                                                      $1,000           $ 1,058.30           $10.49
Investor C                                                      $1,000           $ 1,058.40           $10.49
Class R                                                         $1,000           $ 1,061.30           $ 7.77

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $ 1,020.51           $ 5.05
Investor A                                                      $1,000           $ 1,019.23           $ 6.33
Investor B                                                      $1,000           $ 1,015.31           $10.27
Investor C                                                      $1,000           $ 1,015.31           $10.27
Class R                                                         $1,000           $ 1,017.96           $ 7.61

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.98% for Institutional, 1.23% for Investor A, 2.00% for Investor B, 2.00% for Investor C and
   1.48% for Class R), multiplied by the average account value over the period, multiplied by 186/365
   (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Portfolio Information


As of October 31, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Royal Dutch Shell Plc Class B                      4.1%
Vodafone Group Plc                                 4.1
HSBC Holdings Plc                                  3.9
ENI SpA                                            3.5
GlaxoSmithKline Plc                                3.3
Barclays Plc                                       3.2
BNP Paribas                                        3.0
HBOS Plc                                           3.0
Total SA                                           2.8
Aviva Plc                                          2.6



                                               Percent of
Five Largest Industries                        Net Assets

Commercial Banks                                  22.7%
Oil, Gas & Consumable Fuels                       13.3
Insurance                                         10.2
Electric Utilities                                 6.4
Automobiles                                        4.9

  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Geographic Allocation as a Percentage of Total Investments as of October 31, 2006


                                             Percentage of
                                                 Total
Country                                       Investments

Belgium                                            0.9%
Finland                                            2.6%
France                                            17.3%
Germany                                           14.9%
Hungary                                            1.2%
Ireland                                            2.1%
Italy                                              9.0%
Netherlands                                        3.9%
Norway                                             1.7%
Spain                                              1.8%
Sweden                                             5.1%
Switzerland                                        6.8%
United Kingdom                                    30.0%
Other*                                             2.7%

 * Includes portfolio holdings in short-term investments.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Schedule of Investments                                       (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held           Value

Belgium--0.9%

       Leisure Equipment & Products--0.9%

       AGFA-Gevaert NV                                  340,211    $  8,584,410

       Total Common Stocks in Belgium                                 8,584,410


Finland--2.5%

       Electric Utilities--2.5%

       Fortum Oyj                                       840,108      23,117,418

       Total Common Stocks in Finland                                23,117,418


France--17.2%

       Automobiles--3.7%

       Peugeot SA                                       218,680      12,562,426
       Renault SA                                       178,656      20,898,039
                                                                   ------------
                                                                     33,460,465

       Commercial Banks--4.9%

       BNP Paribas                                      246,714      27,127,173
       Credit Agricole SA                               417,827      17,763,420
                                                                   ------------
                                                                     44,890,593

       Construction & Engineering--1.9%

       Vinci SA                                         149,951      16,889,607

       Electric Utilities--1.5%

       Electricite de France                            227,472      13,793,308

       Insurance--1.0%

       Assurances Generales de France (AGF)              63,412       8,902,656

       Machinery--1.4%

       Vallourec                                         49,552      12,332,504

       Oil, Gas & Consumable Fuels--2.8%

       Total SA                                         378,823      25,649,398

       Total Common Stocks in France                                155,918,531


Germany--14.8%

       Air Freight & Logistics--1.4%

       Deutsche Post AG                                 462,880      12,819,869

       Automobiles--1.2%

       Bayerische Motoren Werke AG                      195,631      11,235,843

       Chemicals--3.8%

       BASF AG                                          213,217      18,793,335
       Bayer AG                                         316,705      15,946,206
                                                                   ------------
                                                                     34,739,541

       Construction & Engineering--1.6%

       Hochtief AG                                      215,288      14,068,417

       Electric Utilities--2.4%

       E.ON AG                                          181,290      21,749,895

       Insurance--2.5%

       Allianz AG Registered Shares                     120,108      22,292,128

       Multi-Utilities--1.9%

       RWE AG                                           175,759      17,369,299

       Total Common Stocks in Germany                               134,274,992



                                                         Shares
       Industry       Common Stocks                        Held           Value

Hungary--1.2%

       Oil, Gas & Consumable Fuels--1.2%

       Mol Magyar Olaj- es Gazipari Rt.                 105,954    $ 10,534,366

       Total Common Stocks in Hungary                                10,534,366


Ireland--2.1%

       Commercial Banks--2.1%

       Allied Irish Banks Plc                           702,592      19,145,051

       Total Common Stocks in Ireland                                19,145,051


Italy--9.0%

       Commercial Banks--2.5%

       Capitalia SpA                                  1,291,143      11,418,271
       UniCredito Italiano SpA                        1,349,217      11,186,218
                                                                   ------------
                                                                     22,604,489

       Diversified Telecommunication
       Services--3.0%

       Telecom Italia SpA                             3,806,475      11,523,731
       Telecom Italia SpA (RNC)                       6,404,376      16,184,432
                                                                   ------------
                                                                     27,708,163

       Oil, Gas & Consumable Fuels--3.5%

       ENI SpA                                        1,043,339      31,466,223

       Total Common Stocks in Italy                                  81,778,875


Netherlands--3.9%

       Diversified Financial Services--2.4%

       ING Groep NV CVA                                 492,110      21,800,791

       Metals & Mining--1.5%

       Mittal Steel Co. NV                              316,462      13,583,256

       Total Common Stocks in the Netherlands                        35,384,047


Norway--1.7%

       Oil, Gas & Consumable Fuels--1.7%

       Statoil ASA                                      595,308      15,049,243

       Total Common Stocks in Norway                                 15,049,243


Spain--1.8%

       Commercial Banks--1.8%

       Banco Bilbao Vizcaya Argentaria SA               680,789      16,439,519

       Total Common Stocks in Spain                                  16,439,519


Sweden--5.1%

       Commercial Banks--1.3%

       Svenska Handelsbanken Class A                    469,728      12,162,043

       Diversified Financial Services--2.5%

       Investor AB                                    1,012,956      22,720,823

       Diversified Telecommunication
       Services--1.3%

       TeliaSonera AB                                 1,566,668      11,388,191

       Total Common Stocks in Sweden                                 46,271,057


Switzerland--6.7%

       Capital Markets--4.7%

       Credit Suisse Group                              329,657      19,874,020
       UBS AG                                           379,351      22,656,468
                                                                   ------------
                                                                     42,530,488

       Insurance--2.0%

       Swiss Reinsurance Registered Shares              226,639      18,582,194

       Total Common Stocks in Switzerland                            61,112,682



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held           Value

United Kingdom--29.8%

       Aerospace & Defense--2.0%

       BAE Systems Plc                                2,305,144    $ 18,446,253

       Commercial Banks--10.1%

       Barclays Plc                                   2,135,342      28,818,543
       HBOS Plc                                       1,293,753      26,826,193
       HSBC Holdings Plc                              1,891,754      35,869,818
                                                                   ------------
                                                                     91,514,554

       Insurance--4.7%

       Aviva Plc                                      1,623,222      23,997,044
       Prudential Plc                                 1,550,138      18,998,601
                                                                   ------------
                                                                     42,995,645

       Oil, Gas & Consumable Fuels--4.1%

       Royal Dutch Shell Plc Class B                  1,047,780      37,535,640

       Pharmaceuticals--3.3%

       GlaxoSmithKline Plc                            1,115,425      29,788,356

       Specialty Retail--1.5%

       Kesa Electricals Plc                           1,973,214      13,202,312



                                                         Shares
       Industry       Common Stocks                        Held           Value

United Kingdom (concluded)

       Wireless Telecommunication
       Services--4.1%

       Vodafone Group Plc                            14,467,512    $ 37,256,817

       Total Common Stocks in the United Kingdom                    270,739,577

       Total Common Stocks
       (Cost--$642,635,324)--96.7%                                  878,349,768



                                                     Beneficial
       Short-Term Securities                           Interest

       BlackRock Liquidity Series, LLC
          Cash Sweep Series I, 5.22% (a)(b)        $ 24,296,674      24,296,674

       Total Short-Term Securities
       (Cost--$24,296,674)--2.7%                                     24,296,674

Total Investments (Cost--$666,931,998*)--99.4%                      902,646,442
Other Assets Less Liabilities--0.6%                                   5,687,610
                                                                   ------------
Net Assets--100.0%                                                 $908,334,052
                                                                   ============


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                 $    680,695,353
                                                   ================
    Gross unrealized appreciation                  $    226,415,489
    Gross unrealized depreciation                       (4,464,400)
                                                   ----------------
    Net unrealized appreciation                    $    221,951,089
                                                   ================


(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
      Cash Sweep Series I                   $  20,688,236       $897,444
    BlackRock Liquidity Series, LLC
      Money Market Series                   $ (8,150,887)       $  7,658


(b) Represents the current yield as of October 31, 2006.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o Forward foreign exchange contracts as of October 31, 2006 were as follows:


    Foreign                             Settlement               Unrealized
    Currency Sold                          Date                Depreciation

    EUR    1,928,706                  November 2006            $    (5,808)
    SEK  25,073,664                   November 2006                (16,110)
                                                               ------------
    Total Unrealized Depreciation on Forward Foreign
    Exchange Contracts--Net (USD Commitment--$5,912,009)       $   (21,918)
                                                               ============

o   Currency Abbreviations:
    EUR   Euro
    SEK   Swedish Krona
    USD   U.S. Dollar

    See Notes to Financial Statements.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006


Statement of Assets and Liabilities

As of October 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$642,635,324)                           $   878,349,768
       Investments in affiliated securities, at value (identified cost--$24,296,674)                                   24,296,674
       Cash                                                                                                               145,434
       Foreign cash (cost--$230)                                                                                              233
       Receivables:
           Securities sold                                                                     $     5,933,276
           Dividends                                                                                 1,541,085
           Beneficial interest sold                                                                  1,152,666          8,627,027
                                                                                               ---------------
       Prepaid expenses                                                                                                    29,507
                                                                                                                  ---------------
       Total assets                                                                                                   911,448,643
                                                                                                                  ---------------

Liabilities

       Unrealized depreciation on forward foreign exchange contracts                                                       21,918
       Payables:
           Beneficial interest redeemed                                                              1,882,038
           Investment adviser                                                                          580,655
           Distributor                                                                                 214,890
           Other affiliates                                                                             13,029          2,690,612
                                                                                               ---------------
       Accrued expenses                                                                                                   402,061
                                                                                                                  ---------------
       Total liabilities                                                                                                3,114,591
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   908,334,052
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      $     1,437,410
       Investor A Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                            1,993,975
       Investor B Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                              317,863
       Investor C Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                              318,973
       Class R Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                                9,871
       Paid-in capital in excess of par                                                                               596,899,632
       Undistributed investment income--net                                                    $    17,761,445
       Undistributed realized capital gains--net                                                    53,841,877
       Unrealized appreciation--net                                                                235,753,006
                                                                                               ---------------
       Total accumulated earnings--net                                                                                307,356,328
                                                                                                                  ---------------
       Net Assets                                                                                                 $   908,334,052
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $330,849,406 and 14,374,099 shares of
           beneficial interest outstanding                                                                        $         23.02
                                                                                                                  ===============
       Investor A--Based on net assets of $453,103,727 and 19,939,747 shares of beneficial
           interest outstanding                                                                                   $         22.72
                                                                                                                  ===============
       Investor B--Based on net assets of $62,273,056 and 3,178,627 shares of beneficial
           interest outstanding                                                                                   $         19.59
                                                                                                                  ===============
       Investor C--Based on net assets of $60,159,725 and 3,189,726 shares of beneficial
           interest outstanding                                                                                   $         18.86
                                                                                                                  ===============
       Class R--Based on net assets of $1,948,138 and 98,707 shares of beneficial interest
           outstanding                                                                                            $         19.74
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK EUROFUND                                             OCTOBER 31, 2006


Statement of Operations

For the Year Ended October 31, 2006
Investment Income

       Dividends (net of $2,527,823 foreign withholding tax)                                                      $    29,086,367
       Interest from affiliates                                                                                           897,444
       Securities lending--net                                                                                              7,658
                                                                                                                  ---------------
       Total income                                                                                                    29,991,469
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     6,065,708
       Service and distribution fees--Investor B                                                     1,003,581
       Service fees--Investor A                                                                        913,275
       Service and distribution fees--Investor C                                                       515,408
       Transfer agent fees--Investor A                                                                 466,483
       Transfer agent fees--Institutional                                                              371,052
       Custodian fees                                                                                  310,856
       Accounting services                                                                             299,316
       Transfer agent fees--Investor B                                                                 150,979
       Printing and shareholder reports                                                                 82,680
       Transfer agent fees--Investor C                                                                  78,192
       Professional fees                                                                                65,446
       Registration fees                                                                                61,401
       Trustees' fees and expenses                                                                      44,760
       Pricing fees                                                                                      8,913
       Service and distribution fees--Class R                                                            7,237
       Transfer agent fees--Class R                                                                      1,836
       Other                                                                                            43,130
                                                                                               ---------------
       Total expenses                                                                                                  10,490,253
                                                                                                                  ---------------
       Investment income--net                                                                                          19,501,216
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net (including $1,328,108 increase from payment by affiliate
           in order to resolve a regulatory issue relating to an investment)                       113,504,831
           Foreign currency transactions--net                                                         (29,732)        113,475,099
                                                                                               ---------------
       Change in unrealized appreciation on:
           Investments--net                                                                         99,528,448
           Foreign currency transactions--net                                                         (47,931)         99,480,517
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                        212,955,616
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   232,456,832
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK EUROFUND                                             OCTOBER 31, 2006


Statements of Changes in Net Assets
                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                   2006             2005
Operations

       Investment income--net                                                                  $    19,501,216    $    13,497,007
       Realized gain--net                                                                          113,475,099        101,410,969
       Change in unrealized appreciation--net                                                       99,480,517          (456,540)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        232,456,832        114,451,436
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Institutional                                                                           (5,788,862)        (3,564,298)
           Investor A                                                                              (6,259,841)        (3,365,709)
           Investor B                                                                              (1,569,366)          (817,956)
           Investor C                                                                                (794,429)          (349,969)
           Class R                                                                                    (28,475)            (2,125)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (14,440,973)        (8,100,057)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net decrease in net assets derived from beneficial interest transactions                   (33,186,593)      (109,193,086)
                                                                                               ---------------    ---------------

Redemption Fee

       Redemption fee                                                                                    2,308             11,227
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     184,831,574        (2,830,480)
       Beginning of year                                                                           723,502,478        726,332,958
                                                                                               ---------------    ---------------
       End of year*                                                                            $   908,334,052    $   723,502,478
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $    17,761,445    $    12,730,934
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK EUROFUND                                             OCTOBER 31, 2006

Financial Highlights
The following per
share data and ratios
have been derived                       Institutional                                              Investor A
from information
provided in the                 For the Year Ended October 31,                           For the Year Ended October 31,
financial statements.   2006      2005       2004        2003      2002         2006      2005        2004       2003     2002
Per Share Operating Performance

Net asset value,
beginning of year   $   17.54 $   15.25  $   13.01  $   10.80   $   12.03   $   17.33 $   15.07  $   12.86   $   10.67  $   11.89
                    -----------------------------------------------------   -----------------------------------------------------
Investment
income--net**             .55       .36        .21        .23         .18         .50       .31        .18         .20        .16
Realized and
unrealized gain
(loss)--net            5.32++    2.15++     2.27++       2.17      (1.20)      5.24++    2.12++     2.24++        2.14     (1.20)
                    -----------------------------------------------------   -----------------------------------------------------
Total from
investment
operations               5.87      2.51       2.48       2.40      (1.02)        5.74      2.43       2.42        2.34     (1.04)
                    -----------------------------------------------------   -----------------------------------------------------
Less dividends
from investment
income--net             (.39)     (.22)      (.24)      (.19)       (.21)       (.35)     (.17)      (.21)       (.15)      (.18)
                    -----------------------------------------------------   -----------------------------------------------------
Net asset value,
end of year         $   23.02 $   17.54  $   15.25  $   13.01   $   10.80    $  22.72 $   17.33  $   15.07   $   12.86  $   10.67
                    =====================================================   =====================================================

Total Investment Return*

Based on net asset
value per share     34.03%***    16.52%     19.26%     22.57%     (8.68%)   33.64%***    16.20%     18.98%      22.29%    (8.93%)
                    =====================================================   =====================================================

Ratios to Average Net Assets

Expenses                 .99%      .99%      1.05%      1.08%       1.06%       1.24%     1.24%      1.30%       1.33%      1.31%
                    =====================================================   =====================================================
Investment
income--net             2.68%     2.09%      1.50%      2.00%       1.46%       2.49%     1.84%      1.24%       1.78%      1.35%
                    =====================================================   =====================================================

Supplemental Data

Net assets,
end of year
(in thousands)      $ 330,849 $ 261,358  $ 252,580  $ 221,888   $ 189,899   $ 453,104 $ 312,606  $ 296,757   $ 280,223  $ 265,602
                    =====================================================   =====================================================
Portfolio turnover     75.97%    72.29%     78.02%     64.01%      39.98%      75.97%    72.29%     78.02%      64.01%     39.98%
                    =====================================================   =====================================================

      * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
        Institutional Shares are no longer subject to any front-end sales charges.

     ** Based on average shares outstanding.

    *** In 2006, +.21% of the Fund's total investment return for Institutional and Investor A Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

     ++ Includes a redemption fee, which is less than $.01 per share.

        See Notes to Financial Statements.


BLACKROCK EUROFUND                                             OCTOBER 31, 2006

Financial Highlights (continued)
The following per
share data and ratios
have been derived                         Investor B                                               Investor C
from information
provided in the                 For the Year Ended October 31,                           For the Year Ended October 31,
financial statements.   2006      2005       2004        2003      2002         2006      2005        2004       2003     2002
Per Share Operating Performance

Net asset value,
beginning of year   $   14.99 $   13.08  $   11.18  $    9.25   $   10.25   $   14.47 $   12.64  $   10.83   $    9.00  $   10.03
                    -----------------------------------------------------   -----------------------------------------------------
Investment
income--net**             .30       .16        .03        .10         .03         .29       .15        .02         .09        .05
Realized and
unrealized gain
(loss)--net            4.54++    1.84++     1.99++       1.85      (1.00)      4.36++    1.78++     1.92++        1.81     (1.00)
                    -----------------------------------------------------   -----------------------------------------------------
Total from
investment
operations               4.84      2.00       2.02       1.95       (.97)        4.65      1.93       1.94        1.90      (.95)
                    -----------------------------------------------------   -----------------------------------------------------
Less dividends
from investment
income--net             (.24)     (.09)      (.12)      (.02)       (.03)       (.26)     (.10)      (.13)       (.07)      (.08)
                    -----------------------------------------------------   -----------------------------------------------------
Net asset value,
end of year         $   19.59 $   14.99  $   13.08  $   11.18   $    9.25   $   18.86 $   14.47  $   12.64   $   10.83  $    9.00
                    =====================================================   =====================================================

Total Investment Return*

Based on net
asset value
per share           32.63%***    15.28%     18.14%     21.19%     (9.51%)   32.57%***    15.33%     18.06%      21.29%    (9.59%)
                    =====================================================   =====================================================

Ratios to Average Net Assets

Expenses                2.01%     2.01%      2.09%      2.12%       2.10%       2.01%     2.02%      2.08%       2.12%      2.10%
                    =====================================================   =====================================================
Investment
income--net             1.73%     1.06%       .23%       .98%        .30%       1.71%     1.05%       .20%        .99%       .48%
                    =====================================================   =====================================================

Supplemental Data

Net assets,
end of year
(in thousands)      $  62,273 $ 103,836  $ 132,725  $  96,395   $ 108,337   $  60,160  $ 44,881   $ 44,166    $ 25,134   $ 24,153
                    =====================================================   =====================================================
Portfolio turnover     75.97%    72.29%     78.02%     64.01%      39.98%      75.97%    72.29%     78.02%      64.01%     39.98%
                    =====================================================   =====================================================

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

    *** In 2006, +.21% of the Fund's total investment return for Investor B and Investor C Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

     ++ Includes a redemption fee, which is less than $.01 per share.

        See Notes to Financial Statements.


BLACKROCK EUROFUND                                             OCTOBER 31, 2006


Financial Highlights (concluded)
                                                                                             Class R

                                                                                                                For the Period
                                                                                                             January 3, 2003+++++
The following per share data and ratios have been derived                  For the Year Ended October 31,       to October 31,
from information provided in the financial statements.                 2006             2005           2004          2003
Per Share Operating Performance

       Net asset value, beginning of period                       $      15.14     $      13.23     $      11.32     $       9.67
                                                                  ------------     ------------     ------------     ------------
       Investment income--net**                                            .41              .18              .33              .25
       Realized and unrealized gain--net                                4.55++           1.93++           1.82++             1.40
                                                                  ------------     ------------     ------------     ------------
       Total from investment operations                                   4.96             2.11             2.15             1.65
                                                                  ------------     ------------     ------------     ------------
       Less dividends from investment income--net                        (.36)            (.20)            (.24)               --
                                                                  ------------     ------------     ------------     ------------
       Net asset value, end of period                             $      19.74     $      15.14     $      13.23     $      11.32
                                                                  ============     ============     ============     ============

Total Investment Return

       Based on net asset value per share                            33.36%***           16.01%           19.22%        17.06%+++
                                                                  ============     ============     ============     ============

Ratios to Average Net Assets

       Expenses                                                          1.49%            1.48%            1.35%           1.58%*
                                                                  ============     ============     ============     ============
       Investment income--net                                            2.30%            1.10%            2.51%           1.50%*
                                                                  ============     ============     ============     ============

Supplemental Data

       Net assets, end of period (in thousands)                   $      1,948     $        823     $        104           --++++
                                                                  ============     ============     ============     ============
       Portfolio turnover                                               75.97%           72.29%           78.02%           64.01%
                                                                  ============     ============     ============     ============

         * Annualized.

        ** Based on average shares outstanding.

       *** In 2006, +.21% of the Fund's total investment return for Class R Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

        ++ Includes a redemption fee, which is less than $.01 per share.

      ++++ Amount is less than $1,000.

       +++ Aggregate total investment return.

     +++++ Commencement of operations.

           See Notes to Financial Statements.


BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch EuroFund was renamed BlackRock EuroFund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares were not redesignated. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in over-the-counter ("OTC") markets, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in OTC markets are valued at the last available asked price. Portfolio securities that are traded both in OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Trustees.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Fund's financial statements has not been determined.

(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $29,732 has been reclassified between undistributed net investment income and undistributed realized capital gains as a result of foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Investment Adviser. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into a separate Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Notes to Financial Statements (continued)


The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75% on an annual basis of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a fee equal to 37% of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance fees ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                       Service         Distribution
                                           Fee                  Fee

Investor A                                .25%                   --
Investor B                                .25%                 .75%
Investor C                                .25%                 .75%
Class R                                   .25%                 .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of each of the Distributors, also provide account maintenance and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:


                                 FAMD         MLPF&S            BDI

Institutional                $      4      $      58          $  --
Investor A                   $  3,403      $ 332,976          $   3


For the year ended October 31, 2006, MLPF&S received contingent deferred sales charges of $21,104 and $4,551 relating to transactions in Investor B and Investor C Shares, respectively.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to October 31, 2006, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                                 Call Center
                                                        Fees

Institutional                                           $357
Investor A                                              $981
Investor B                                              $269
Investor C                                              $104
Class R                                                 $  3


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the security lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended October 31, 2006, BIM received $3,055 in security lending agent fees.

MLIM reimbursed the Fund $1,328,108 in order to resolve a regulatory issue relating to an investment.

In addition, MLPF&S received $11,516 in commissions on the execution of portfolio security transactions for the Fund for year ended October 31, 2006.

Effective September 29, 2006, PFPC, Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Notes to Financial Statements (continued)


For the year ended October 31, 2006, the Fund reimbursed MLIM and the Manager $16,037 and $1,330, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2006 were $601,005,236 and $656,944,452 respectively.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $33,186,593 and $109,193,086 for the years ended October 31, 2006 and October 31, 2005, respectively.

Transactions in beneficial interest for each class were as follows:


Institutional Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                                3,947,538    $    82,558,508
Shares issued to shareholders in
   reinvestment of dividends                 268,460          4,939,666
                                     ---------------    ---------------
Total issued                               4,215,998         87,498,174
Shares redeemed                          (4,739,170)       (97,451,970)
                                     ---------------    ---------------
Net decrease                               (523,172)    $   (9,953,796)
                                     ===============    ===============



Institutional Shares
for the Year Ended                                               Dollar
October 31, 2005                              Shares             Amount

Shares sold                                2,353,688    $    40,343,208
Shares issued to shareholders in
   reinvestment of dividends                 181,926          3,039,982
                                     ---------------    ---------------
Total issued                               2,535,614         43,383,190
Shares redeemed                          (4,199,346)       (72,200,408)
                                     ---------------    ---------------
Net decrease                             (1,663,732)    $  (28,817,218)
                                     ===============    ===============



Investor A Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                                4,081,551    $    86,527,639
Automatic conversion of shares               942,880         19,159,408
Shares issued to shareholders in
   reinvestment of dividends                 289,051          5,263,622
                                     ---------------    ---------------
Total issued                               5,313,482        110,950,669
Shares redeemed                          (3,409,756)       (68,329,458)
                                     ---------------    ---------------
Net increase                               1,903,726    $    42,621,211
                                     ===============    ===============



Investor A Shares
for the Year Ended                                               Dollar
October 31, 2005                              Shares             Amount

Shares sold                                  730,850    $    12,402,263
Automatic conversion of shares               884,567         15,092,810
Shares issued to shareholders in
   reinvestment of dividends                 170,169          2,814,591
                                     ---------------    ---------------
Total issued                               1,785,586         30,309,664
Shares redeemed                          (3,444,337)       (58,496,300)
                                     ---------------    ---------------
Net decrease                             (1,658,751)    $  (28,186,636)
                                     ===============    ===============



Investor B Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                                  493,747    $     8,670,988
Shares issued to shareholders in
   reinvestment of dividends                  82,366          1,301,388
                                     ---------------    ---------------
Total issued                                 576,113          9,972,376
                                     ---------------    ---------------
Shares redeemed                          (3,233,799)       (59,191,922)
Automatic conversion of shares           (1,090,056)       (19,159,408)
                                     ---------------    ---------------
Total redeemed                           (4,323,855)       (78,351,330)
                                     ---------------    ---------------
Net decrease                             (3,747,742)    $  (68,378,954)
                                     ===============    ===============



Investor B Shares
for the Year Ended                                               Dollar
October 31, 2005                              Shares             Amount

Shares sold                                  621,825    $     9,113,250
Shares issued to shareholders in
   reinvestment of dividends                  46,466            669,568
                                     ---------------    ---------------
Total issued                                 668,291          9,782,818
                                     ---------------    ---------------
Shares redeemed                          (2,873,266)       (42,086,236)
Automatic conversion of shares           (1,019,330)       (15,092,810)
                                     ---------------    ---------------
Total redeemed                           (3,892,596)       (57,179,046)
                                     ---------------    ---------------
Net decrease                             (3,224,305)    $  (47,396,228)
                                     ===============    ===============



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Notes to Financial Statements (continued)


Investor C Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                                  612,771    $    10,584,055
Shares issued to shareholders in
   reinvestment of dividends                  44,392            675,643
                                     ---------------    ---------------
Total issued                                 657,163         11,259,698
Shares redeemed                            (570,079)        (9,495,217)
                                     ---------------    ---------------
Net increase                                  87,084    $     1,764,481
                                     ===============    ===============



Investor C Shares
for the Year Ended                                               Dollar
October 31, 2005                              Shares             Amount

Shares sold                                  272,704    $     3,909,716
Shares issued to shareholders in
   reinvestment of dividends                  21,164            294,186
                                     ---------------    ---------------
Total issued                                 293,868          4,203,902
Shares redeemed                            (686,493)        (9,693,026)
                                     ---------------    ---------------
Net decrease                               (392,625)    $   (5,489,124)
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended October 31, 2006                        Shares             Amount

Shares sold                                   96,721    $     1,664,378
Shares issued to shareholders in
   reinvestment of dividends                   1,796             28,475
                                     ---------------    ---------------
Total issued                                  98,517          1,692,853
Shares redeemed                             (54,147)          (932,388)
                                     ---------------    ---------------
Net increase                                  44,370    $       760,465
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                                   83,995    $     1,255,856
Shares issued to shareholders in
   reinvestment of dividends                     147              2,125
                                     ---------------    ---------------
Total issued                                  84,142          1,257,981
Shares redeemed                             (37,702)          (561,861)
                                     ---------------    ---------------
Net increase                                  46,440    $       696,120
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006 and was subsequently renewed for one year under substantially the same terms. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended October 31, 2006.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:


                                          10/31/2006         10/31/2005

Distributions paid from:
   Ordinary income                   $    14,440,973    $     8,100,057
                                     ---------------    ---------------
Total taxable distributions          $    14,440,973    $     8,100,057
                                     ===============    ===============


As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $    26,822,971
Undistributed long-term capital gains--net                   70,869,315
                                                        ---------------
Total undistributed earnings--net                            97,692,286
Capital loss carryforward                                 (12,347,525)*
Unrealized gains--net                                     222,011,567**
                                                        ---------------
Total accumulated earnings--net                         $   307,356,328
                                                        ===============

 * On October 31, 2006, the Fund had a net capital loss carryforward of $12,347,525, of which $1,163,623 expires in 2008 and
   $11,183,902 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Notes to Financial Statements (concluded)


7. Subsequent Events:
The Fund paid an ordinary dividend in the amount of $.718111 per Institutional Share, $.672310 per Investor A Share, $.395499 per Investor B Share, $.552657 per Investor C Share and $.644793 per Class R Share on November 2, 2006 to shareholders of record on October 31, 2006. In addition, the Institutional, Investor A, Investor B, Investor C and Class R Shares paid long-term capital distributions in the amount of $1.736430 per Share on November 2, 2006 to shareholders of record on October 31, 2006.

On November 6, 2006, the Fund acquired all of the net assets of The Europe Fund, Inc. pursuant to a plan of reorganization.




Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of BlackRock EuroFund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock EuroFund (the "Fund") (formerly Merrill Lynch EuroFund) as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock EuroFund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 21, 2006



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Disclosure of Investment Advisory Agreement


Disclosure of MLIM Management Agreement

The Board of Trustees of the Fund met in May 2006 to consider approval of the Fund's management agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), the Fund's manager at that time.


Activities and Composition of the Board

All but one member of the Board is an independent trustee, whose only affiliation with MLIM or other Merrill Lynch affiliates was as a trustee of the Fund and as a director or trustee of certain other funds advised by MLIM or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.


MLIM Management Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's management agreement and any sub-advisory agreement. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the manager, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the manager and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and the Fund's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the manager and its affiliates.

The Board noted its view of MLIM as one of the most experienced global asset management firms and considered the overall services provided by MLIM to be of high quality. The Board also noted its view of MLIM as financially sound and well managed and noted MLIM's affiliation with one of America's largest financial firms. The Board works closely with the manager in overseeing the manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the manager taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board

In the period prior to the Board meeting to consider renewal of the management agreement and any sub-advisory agreement, the Board requests and receives materials specifically relating to the management agreement and/or sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the manager and its affiliates of the management agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the manager concerning investment advisory fees charged to other clients, such as retail offshore funds, under similar investment mandates. Since the sub-advisory services were provided by an affiliate of MLIM, and no additional fee is paid for these services, the Board considered the existing sub-advisory agreement and the management agreement between the Fund and MLIM (the "MLIM Management Agreement") together. The Board also considers other matters it deems important to the approval process, such as payments made to the manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of fund brokerage fees (including the related benefits to the manager of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the manager, the sub-adviser and their affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Certain Specific Renewal Data

In connection with the most recent renewal of the MLIM Management Agreement and the sub-advisory agreement in May 2006, the independent trustees' and the Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by MLIM and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds as classified by Lipper and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that the Fund's performance was competitive. Considering all these factors, the Board concluded that the nature and quality of the services provided supported the continuation of the MLIM Management Agreement.

MLIM's Personnel and Investment Process--The Board reviewed the Fund's investment objectives and strategies. The Board discussed with MLIM's senior management responsible for investment operations and the senior management of MLIM's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of MLIM's investment staff, its use of technology, and MLIM's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed MLIM's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. MacMillan has more than 10 years of experience in portfolio management. The Board considered the extensive experience of MLIM and its investment staff in analyzing and managing the types of investments used by the Fund and concluded that the Fund benefits from that experience.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by MLIM to other types of clients with similar investment mandates. The Board determined that the Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the manager and the manager's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the investment manager and its affiliates. As part of its analysis, the Board reviewed MLIM's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board concluded that the profits of MLIM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board noted that they would continue to seek information relating to economies of scale. The Board determined that no changes were currently necessary.


Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing MLIM Management Agreement and sub-advisory agreement, concluding that the management fee rate was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Management Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Merrill Lynch Investment Managers, L.P. (the "Previous Manager"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Trustees considered and approved a new management agreement (the "BlackRock Management Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Management Agreement and it became effective on September 29, 2006, replacing the management agreement with the Previous Manager (the "Previous Management Agreement").

The Board discussed the BlackRock Management Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the BlackRock Management Agreement at an in-person meeting held on May 12, 2006.

To assist the Board in its consideration of the BlackRock Management Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Management Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Manager, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the BlackRock Management Agreement.

In connection with the Board's review of the BlackRock Management Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

* that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Manager and that other arrangements between the Previous Manager and Merrill Lynch sales channels would be preserved;

* that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered managers;



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Manager (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Management Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Management Agreement, but would remain the same;

* that in May 2005, the Board had performed a full annual review of the Previous Management Agreement, as required by the 1940 Act, and had determined that the Previous Manager had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Manager in light of the services provided, the costs to the Previous Manager of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund, in connection with the Board's consideration of the BlackRock Management Agreement and related agreements, and all costs of shareholder approval of the BlackRock Management Agreement and, as a result, the Fund would bear no costs in obtaining shareholder approval of the BlackRock Management Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Management Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Management Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Previous Management Agreement, the Board had requested and received materials specifically relating to the Previous Management Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Previous Manager of the Previous Management Agreement and other payments received by the Previous Manager and its affiliates from the Fund; and (d) information provided by the Previous Manager concerning services related to the valuation and pricing of the Fund's portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics and direct and indirect benefits to the Previous Manager and its affiliates from their relationship with the Fund.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


In their deliberations, the trustees considered information received in connection with their most recent approval of the continuance of the Previous Management Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Management Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the BlackRock Management Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund and that the BlackRock Management Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, quality and extent of services provided by the Previous Manager, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Manager's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Manager and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Management Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund under the BlackRock Management Agreement were expected to be as good as or better than that provided under the Previous Management Agreement. The trustees were advised that BlackRock Advisors did not plan to change the Fund's portfolio management team upon the closing of the Transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Manager and its affiliates with those of BlackRock. The trustees noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Management Agreement.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Previous Management Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Manager or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Management Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Management Agreement is substantially similar to the Previous Management Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Management Agreement is substantially similar to the Previous Management Agreement in all material respects, including the rate of compensation, the trustees determined that, as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Management Agreement. The trustees noted that, in conjunction with their most recent deliberations concerning the Previous Management Agreement, the trustees had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Management Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Manager to other registered investment company clients for investment management services. The trustees concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable in relation to the services provided and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Management Agreement, the trustees considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Manager was experiencing such benefits under the Previous Management Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Management Agreement, and their discussions with management of the Previous Manager and BlackRock, the trustees determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The trustees noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Investment Performance--The trustees considered investment performance for the Fund. The trustees compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Manager's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the Fund's performance was satisfactory. Also, the trustees took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent trustees of the Fund deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Management Agreement, concluding that the management fee rate was reasonable in relation to the services provided and that the BlackRock Management Agreement was in the best interests of the shareholders. In approving the BlackRock Management Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 14 - 16, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreements (the "BlackRock Sub-Advisory Agreements") between BlackRock Advisors and each of BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited, each an affiliate (the "Sub-Advisers"). The BlackRock Sub-Advisory Agreements became effective on September 29, 2006, at the same time the BlackRock Management Agreement became effective.

Pursuant to the pertinent BlackRock Sub-Advisory Agreement, each Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 37% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays each Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreements.

In approving the BlackRock Sub-Advisory Agreements at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Management Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Management Agreement and came to the same conclusion. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreements, the Board noted the fact that both BlackRock Advisors and each Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and each Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the pertinent BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreements. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for each Sub-Adviser to receive 37% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved each BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that each BlackRock Sub-Advisory Agreement was in the best interests of shareholders.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006


Officers and Trustees
                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Trustee        Trustee

Interested Trustee

Robert C. Doll, Jr.*    President    2005 to  Vice Chairman and Director of BlackRock, Inc.,   122 Funds      None
P.O. Box 9011           and          present  and Global Chief Investment Officer for          168 Portfolios
Princeton,              Trustee               Equities, Chairman of the BlackRock Retail
NJ 08543-9011                                 Operating Committee, and member of the BlackRock
Age: 52                                       Executive Committee since 2006; President of
                                              the Funds advised by Merrill Lynch Investment
                                              Managers, L.P. ("MLIM") and its affiliates
                                              ("MLIM/FAM-advised funds") from 2005 to 2006
                                              and Chief Investment Officer thereof from 2001
                                              to 2006; President of MLIM and Fund Asset
                                              Management, L.P. ("FAM") from 2001 to 2006;
                                              Co-Head (Americas Region) thereof from 2000 to
                                              2001 and Senior Vice President from 1999 to 2001;
                                              President and Director of Princeton Services, Inc.
                                              ("Princeton Services") since 2001; President of
                                              Princeton Administrators, L.P. ("Princeton
                                              Administrators") from 2001 to 2006; Chief
                                              Investment Officer of OppenheimerFunds, Inc.
                                              in 1999 and Executive Vice President thereof from
                                              1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
   Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until
   December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.


BLACKROCK EUROFUND                                             OCTOBER 31, 2006


Officers and Trustees (continued)
                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Independent Trustees*


Ronald W. Forbes**      Trustee      2000 to  Professor Emeritus of Finance, School of         47 Funds       None
P.O. Box 9095                        present  Business, State University of New York at        49 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof from
NJ 08543-9095                                 1989 to 2000; International Consultant, Urban
Age: 66                                       Institute, Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery   Trustee      2000 to  Professor, Harvard Business School since 1989;   47 Funds       Newell
P.O. Box 9095                        present  Associate Professor, J.L. Kellogg Graduate       49 Portfolios  Rubbermaid, Inc.
Princeton,                                    School of Management, Northwestern University                   (manufacturing)
NJ 08543-9095                                 from 1985 to 1989; Associate Professor, Graduate
Age: 54                                       School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School Publishing since 2005; Director,
                                              McLean Hospital since 2005.


Jean Margo Reid         Trustee      2004 to  Self-employed consultant since 2001; Counsel of  47 Funds       None
P.O. Box 9095                        present  Alliance Capital Management (investment adviser) 49 Portfolios
Princeton,                                    in 2000; General Counsel, Director and Secretary
NJ 08543-9095                                 of Sanford C. Bernstein & Co., Inc. (investment
Age: 61                                       adviser/broker-dealer) from 1997 to 2000;
                                              Secretary, Sanford C. Bernstein Fund, Inc. from
                                              1994 to 2000; Director and Secretary of SCB, Inc.
                                              since 1998; Director and Secretary of SCB Partners,
                                              Inc. since 2000; and Director of Covenant House
                                              from 2001 to 2004.


Roscoe S. Suddarth      Trustee      2000 to  President, Middle East Institute, from 1995 to   47 Funds       None
P.O. Box 9095                        present  2001; Foreign Service Officer, United States     49 Portfolios
Princeton,                                    Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                 Minister from 1989 to 1995; Deputy Inspector
Age: 71                                       General, U.S. Department of State, from 1991
                                              to 1994; U.S. Ambassador to the Hashemite
                                              Kingdom of Jordan from 1987 to 1990.


Richard R. West         Trustee      1986 to  Professor of Finance from 1984 to 1995, Dean     47 Funds       Bowne & Co.,
P.O. Box 9095                        present  from 1984 to 1993 and since 1995 Dean            49 Portfolios  Inc. (financial
Princeton,                                    Emeritus of New York University's Leonard N.                    printers);
NJ 08543-9095                                 Stern School of Business Administration.                        Vornado Realty
Age: 68                                                                                                       Trust (real estate
                                                                                                              company);
                                                                                                              Alexander's, Inc.
                                                                                                              (real estate
                                                                                                              company)


Edward D. Zinbarg***    Trustee      1994 to  Self-employed financial consultant since 1994;   47 Funds       None
P.O. Box 9095                        present  Executive Vice President of the Prudential       49 Portfolios
Princeton,                                    Insurance Company of America from 1988 to
NJ 08543-9095                                 1994; Former Director of Prudential Reinsurance
Age: 72                                       Company and former Trustee of the Prudential
                                              Foundation.


   * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

  ** Chairman of the Board of Trustees and the Audit Committee.

*** Mr. Zinbarg is expected to retire from the Board of Trustees effective January 1, 2007.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006


Officers and Trustees (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
P.O. Box 9011           President    present  in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
Princeton,              and          and      thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
NJ 08543-9011           Treasurer    1999 to
Age: 46                              present


James A. Macmillan      Vice         2005 to  Managing Director of BlackRock since 2006; Managing Director of MLIM from 2000
P.O. Box 9011           President    present  to 2006; Director (Equity Fund Management) of an affiliate of MLIM from 1993
Princeton,                                    to 2000.
NJ 08543-9011
Age: 41


Jeffrey Hiller          Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
P.O. Box 9011           Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
Princeton,              Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
NJ 08543-9011                                 Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
Age: 55                                       Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
P.O. Box 9011                        present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton,                                    from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
NJ 08543-9011                                 Services from 2004 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account


The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Form N-Q is available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK EUROFUND                                             OCTOBER 31, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios


BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund



Fixed Income Portfolios


BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund



Municipal Bond Portfolios


BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund



Money Market Portfolios


BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++

   * See the prospectus for information on specific limitations on investments in the fund.

  ++ Mixed asset fund.

 +++ Tax-exempt fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK EUROFUND                                             OCTOBER 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 -    Principal Accountant Fees and Services

            (a) Audit Fees -     Fiscal Year Ending October 31, 2006 - $34,500
                                 Fiscal Year Ending October 31, 2005 - $34,000

            (b) Audit-Related Fees -
                                 Fiscal Year Ending October 31, 2006 - $11,800 Fiscal Year Ending October 31, 2005 - $0

            The nature of the services include merger related fees paid by the adviser.

            (c) Tax Fees -       Fiscal Year Ending October 31, 2006 - $6,000
                                 Fiscal Year Ending October 31, 2005 - $5,700

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees - Fiscal Year Ending October 31, 2006 - $0
                                 Fiscal Year Ending October 31, 2005 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2)  0%

            (f) Not Applicable

            (g) Fiscal Year Ending October 31, 2006 - $3,204,783
                Fiscal Year Ending October 31, 2005 - $6,277,749

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - Not
            Applicable

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock EuroFund


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock EuroFund


Date: January 3, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock EuroFund


Date: January 3, 2007


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock EuroFund


Date: January 3, 2007